UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01932

Valley Forge Fund, Inc.

(Exact name of registrant as specified in charter)

3741 Worthington Road

Collegeville, PA 19426-3431

(Address of principal executive offices)(Zip code)

Donald A. Peterson

3741 Worthington Road

Collegeville, PA 19426-3431

 (Name and address of agent for service)

Registrant's telephone number, including area code: (610)-688-6839

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.  Reports to Stockholders.

Valley Forge Fund, Inc.

 (VAFGX)

ANNUAL REPORT

December 31, 2014

THE VALLEY FORGE FUND, INC.

PRESIDENT’S COMMENTARY

DECEMBER 31, 2014 (UNAUDITED)

Dear Fellow Shareholder:

This year has been a very ‘Up and Down’ year. For most of the year (January through September) the Fund was well above the performance of the S&P and its Category (even placing in the top 1%). However, on September 30th of 2014, a U. S. District Court decision associated with Fannie Mae and Freddie Mac seriously eroded our performance. This adverse decision resulted in a major loss in the Net Asset Value in October 2014 due to our high level of ownership of those securities. Additionally, our concentration in petroleum-related securities resulted in further decline as the world-wide prices for gas and oil slipped. Consequently, after beginning the year at $10.53 per share the Fund ended the year with a Net Asset Value of $7.91 per share after paying a dividend of $1.45 (effectively an 11%  loss). The Fund’s Total Asset Value started 2014 at $13.4M and ended at $11.3M (down $2.1M) with over 30% of the assets in cash, while sustaining an Expense Ratio of 1.67% by continuing the implementation of firm fiscal policies and actions.

Since the sharp decline in October of 2014, the Fund’s Adviser has implemented additional measures in an effort to reduce any potential abrupt decline in Net Asset Value by increasing the Fund’s diversification and limiting the Fund’s concentration in any one Industry. While these actions may achieve the desired effect, they are no guaranty of improved performance. The Fund’s Board of Directors is reviewing and assessing the Fund’s progress and performance on a continual basis in an effort to provide better Shareholder protection and anticipated improved performance.

The Fund’s Adviser intends to continue to focus on reducing the volatility of the Fund in the short term while remaining committed to long-term value generation. Additionally, the Adviser proposes that the Fund purchase a focused basket of deeply-undervalued securities that the Adviser believes have significant upside potential and limited risk of permanent impairment over the a three-year to five-year period.

The Valley Forge Fund appreciates your support and is always available to answer your inquiries. Our E-Mail Address is VFFund@Verizon.com and our Telephone Number is 484-802-3007.

Thank you for investing with us.

Financial statements for the year ending December 31, 2014 are attached.

Respectfully submitted,

       _______________________

            Donald A. Peterson

                President

THE VALLEY FORGE FUND, INC.

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING DECEMBER 31, 2014*

	1 Year	3 Year	5 Year	10 Year	Value
Valley Forge Fund	-11.08%	4.60%	5.36%	4.01%	$14,822
Dow Jones Industrial Average	10.02%	16.28%	14.22%	7.91%	$21,400
S&P 500 Index	13.69%	20.41%	15.46%	7.68%	$20,946

$25,000
$20,000
$15,000
$10,000
$5,000
Valley Forge Fund
Dow Jones Industrial Average
S&P 500 Index
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14

* This chart assumes an initial investment of $10,000 made on December 31, 2004.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Dow Jones Industrial Average (DJIA), a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the nineteenth century. The Dow is computed using a price-weighted indexing system, rather than the more common market cap-weighted indexing system.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (800) 869-1679.

THE VALLEY FORGE FUND, INC.

TOP TEN HOLDINGS AND SECTOR WEIGHTINGS

DECEMBER 31, 2014 (UNAUDITED)

As of December 31, 2014, the Fund's top ten holdings were as follows:

Holdings	% of Net Assets
US Bank Money Market Savings - IT 0.05%	31.17%
Bank of America Warrant, 1/16/2019, Class A	10.23%
American International Group, Inc.	9.92%
Leucadia National Corp.	9.18%
Birchcliff Energy Ltd.	7.55%
Fortress Paper Ltd. 6.5%, 12/31/16	6.47%
Fannie Mae PFD 8.25%, 12/31/49	4.15%
Freddie Mac PFD 8.375%, 12/31/49	3.87%
Biglari Holdings, Inc.	2.65%
Sears Holdings Corp.	2.05%
87.24%

As of December 31, 2014, the Fund's portfolio was invested in the following sectors:

Sectors	% of Net Assets
Common Stocks
Crude Petroleum & Natural Gas	11.22%
Electronic Computers	1.95%
Farm Machinery & Equipment	0.59%
Federal & Federally-Sponsored Credit Agencies	1.94%
Fire, Marine & Casualty Insurance	9.92%
Gold & Silver Ores	1.56%
Meat Packing Plants	9.18%
Motor Vehicles & Passenger Cars	0.77%
National Commercial Banks	0.96%
Petroleum Refining	0.62%
Retail-Department Stores	2.05%
Retail-Eating Places	2.65%
Technology	0.50%
Corporate Bonds	6.47%
Preferred Stocks	8.02%
Warrants	10.23%
Short-Term Investments	31.17%
Other Assets in Excess of Liabilities	0.20%
Total	100.00%

THE VALLEY FORGE FUND, INC.

SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2014

Shares		Value

COMMON STOCKS - 43.91%

Crude Petroleum & Natural Gas - 11.22%
126,785	Birchcliff Energy Ltd. (Canada) *	$ 852,287
18,691	Exco Resources, Inc.	40,559
55,828	Sandridge Energy, Inc. *	101,607
1,875	SM Energy Co.	72,338
17,181	WPX Energy, Inc. *	199,815
		1,266,606
Electronic Computers - 1.95%
1,375	International Business Machines Corp.	220,605

Farm Machinery & Equipment - 0.59%
750	Deere & Co.	66,352

Federal & Federally-Sponsored Credit Agencies - 1.94%
106,521	Federal Home Loan Mortgage Corp. *	219,433

Fire, Marine & Casualty Insurance - 9.92%
20,000	American International Group, Inc.	1,120,200

Gold & Silver Ores - 1.56%
10,000	Barrick Gold Corp. (Canada)	107,500
23,167	Novagold Resources, Inc. (Canada) *	68,343
		175,843
Meat Packing Plants - 9.18%
46,236	Leucadia National Corp.	1,036,611

Motor Vehicles & Passenger Car - 0.77%
2,500	General Motors Co.	87,275

National Commercial Banks - 0.96%
2,000	Citigroup, Inc.	108,220

Petroleum Refining - 0.62%
750	Icahn Enterprises, L.P.	69,353

Retail-Department Stores - 2.05%
7,000	Sears Holdings Corp.	230,860

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE VALLEY FORGE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

       DECEMBER 31, 2014

Shares		Value

Retail-Eating Places - 2.65%
750	Biglari Holdings, Inc. *	$ 299,632

Technology - 0.50%
1,200	Verizon Communications, Inc.	56,136

TOTAL FOR COMMON STOCKS (Cost $5,000,254) - 43.91%		$ 4,957,126

CORPORATE BONDS - 6.47%
1,353,000	Fortress Paper Ltd. 6.5%, 12/31/16	730,620
TOTAL FOR CORPORATE BONDS (Cost $979,811) - 6.47%		$ 730,620

PREFERRED STOCKS - 8.02%
121,226	Fannie Mae PFD 8.25%, 12/31/49 *	469,145
110,576	Freddie Mac PFD 8.375%, 12/31/49 *	436,775
TOTAL FOR PREFERRED STOCKS (Cost $2,496,828) - 8.02%		$ 905,920

WARRANT - 10.23%
164,022	Bank of America Warrant, 1/16/2019, Class A *	1,154,715
TOTAL FOR WARRANT (Cost $627,196) - 10.23%		$ 1,154,715

SHORT TERM INVESTMENTS - 31.17%
3,519,139	US Bank Money Market Savings - IT 0.05% **	3,519,139
TOTAL FOR SHORT TERM INVESTMENTS (Cost $3,519,139) - 31.17%		$ 3,519,139

TOTAL INVESTMENTS (Cost $12,623,228) - 99.80%		$ 11,267,520

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.20%		22,721

NET ASSETS - 100.00%		$ 11,290,241

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

THE VALLEY FORGE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

       DECEMBER 31, 2014

Assets:
Investments in Securities, at Value (Cost $12,623,228)	$ 11,267,520
Receivables:
Shareholder Subscriptions	4,060
Portfolio Securities Sold	117,592
Dividends and Interest	6,776
Prepaid Expenses	14,125
Total Assets	11,410,073
Liabilities:
Payables:
Portfolio Securities Purchased	92,794
Accrued Advisory Fees	7,969
Accrued Administrative Fees	3,000
Other Expenses	16,069
Total Liabilities	119,832
Net Assets	$ 11,290,241

Net Assets Consist of:
Net Capital Paid In on Shares of Capital Stock	$ 12,755,949
Accumulated Undistributed Net Investment Loss	(174,348)
Accumulated Realized Gain on Investments	64,348
Unrealized Depreciation in Value of Investments	(1,355,708)
Net Assets (based on 1,427,112 shares outstanding)	$ 11,290,241

Net Asset Value	$ 7.91

The accompanying notes are an integral part of these financial statements.

THE VALLEY FORGE FUND, INC.

STATEMENT OF OPERATIONS

       For the year ended DECEMBER 31, 2014

Investment Income:
Dividends	(net of foreign taxes withheld of $4,827)	$ 75,857
Interest		149,864
Total Investment Income		225,721

Expenses:
Advisory Fees (Note 3)		161,865
Administrative Fees (Note 3)		37,799
Audit Fees		9,501
Custody Fees		9,466
Insurance Fees		6,474
Legal Fees		7,825
Miscellaneous Fees		4,922
Transfer Agent Fees		30,787
Directors Fees		1,843
Printing and Mailing Fees		7,119
State and Local Taxes Other than Income Taxes		680
NSCC Fees		3,146
Registration Fees		29,288
Total Expenses		310,715
Fees Waived and Reimbursed by the Advisor		(40,423)
Net Expenses		270,292

Net Investment Loss		(44,571)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments		1,643,991
Net Change in Unrealized Depreciation on Investments		(3,844,451)
Net Realized and Unrealized Loss on Investments		(2,200,460)

Net Decrease in Net Assets Resulting from Operations		$ (2,245,031)

The accompanying notes are an integral part of these financial statements.

THE VALLEY FORGE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended December 31,
	2014	2013
Increase in Net Assets From Operations:
Net Investment Loss	$ (44,571)	$ (165,482)
Net Realized Gain on Investments	1,643,991	2,237,873
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,844,451)	1,394,178
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,245,031)	3,466,569

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(1,799,893)	(1,978,610)
Net Change in Net Assets from Distributions	(1,799,893)	(1,978,610)

Capital Share Transactions:
Proceeds from Sale of Shares	13,041,514	1,770,194
Shares Issued on Reinvestment of Dividends	1,549,411	1,676,032
Cost of Shares Redeemed	(12,656,116)	(6,974,630)
Net Increase (Decrease) from Shareholder Activity	1,934,809	(3,528,404)

Net Assets:
Net Decrease in Net Assets	(2,110,115)	(2,040,445)
Beginning of Year	13,400,356	15,440,801
End of Year (Including Accumulated Undistributed Net
Investment Loss of $(174,348) and $(129,777), respectively)	$ 11,290,241	$ 13,400,356

Share Transactions:
Shares Sold	1,070,381	151,361
Shares Issued on Reinvestment of Dividends	195,880	159,927
Shares Redeemed	(1,111,634)	(627,088)
Net Increase (Decrease) in Shares	154,627	(315,800)
Outstanding at Beginning of Year	1,272,485	1,588,285
Outstanding at End of Year	1,427,112	1,272,485

The accompanying notes are an integral part of these financial statements.

THE VALLEY FORGE FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, at Beginning of Period	$ 10.53	$ 9.72	$ 9.61	$ 9.81	$ 8.82

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.03)	(0.13)	0.04	0.09	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.14)	2.70	0.12	(0.08)	1.07
Total from Investment Operations	(1.17)	2.57	0.16	0.01	1.18

Distributions:	(1.45)	(1.76)	(0.05)	(0.21)	(0.19)

Net Asset Value, at End of Period	$ 7.91	$ 10.53	$ 9.72	$ 9.61	$ 9.81

Total Return **	(11.08)%	26.58%	1.67%	0.09%	13.36%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$11,290	$13,400	$15,441	$22,079	$24,233
Before Waivers
Ratio of Expenses to Average Net Assets	1.92%	1.90%	1.74%	1.56%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.53)%	(1.56)%	0.33%	0.91%	1.20%
After Waivers
Ratio of Expenses to Average Net Assets	1.67%	1.49%	1.64%	1.56%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.28)%	(1.15)%	0.42%	0.91%	1.20%
Portfolio Turnover	113.87%	51.59%	188.27%	45.47%	3.33%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

THE VALLEY FORGE FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

NOTE 1.  ORGANIZATION

The Valley Forge Fund, Inc. (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund's investment objective is to provide appreciation through investment in common stocks and securities convertible into common stock.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes significant accounting policies followed by the Fund:

Security Valuation:  Securities are valued at the last reported sales price, or in the case of securities where there is no reported last sale, the closing bid price.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by, or under, the supervision of the Fund's Board of Directors in accordance with methods that have been authorized by the Board.  Short-term investments (maturities of 60 days or less) are valued at amortized cost that approximates market value.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair-value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2014:

•	Level 1 – Unadjusted quoted prices in active markets for identical investments
•	Level 2 – Other significant, observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE VALLEY FORGE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

The following table summarizes the valuation of the Fund’s investments by the above fair-value hierarchy levels as of December 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Equity Securities (a)	$ 4,957,126	$ -	$ -	$ 4,957,126
Corporate Bonds	730,620	-	-	730,620
Preferred Stocks	905,920	-	-	905,920
Warrant	1,154,715	-	-	1,154,715
Short-Term Investments – US Bank Money Market Savings	3,519,139	-	-	3,519,139
Total	$ 11,267,520	$ -	$ -	$ 11,267,520

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended December 31, 2014. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Securities Transactions and Investment Income:  Security transactions are recorded on the dates the transactions are entered into (the trade dates).  Realized gains and losses on security transactions are determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date.  Interest income is determined on the accrual basis.

Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to Shareholders on the ex-dividend date.  Permanent book and tax differences relating to Shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain or loss.  Undistributed net investment income and accumulated undistributed net realized gain or loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of their net investment income and any realized capital gains. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2011-2014, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain tax authorities.  As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax

THE VALLEY FORGE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Fund intends to distribute to the Shareholders substantially all of the net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results may differ from those estimates.

Subsequent events: Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring disclosure.

NOTE 3.  MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

Under the terms of the investment management agreement, the Manager has agreed to provide the Fund investment management recommendations to the Fund’s Officers.  As of November 1, 2012, the Fund had entered into an Interim Agreement with Boyle Capital Management, LLC (“BCM”) as the Investment Adviser of the Fund. The Adviser contractually agreed to waive a portion of the management fee in an effort to keep overall Fund expenses competitive.  The Interim Agreement continued until March 30, 2013.  For the period April 1, 2013 through May 31, 2013, the Board of Directors had taken over all trading.  At June 1, 2013, the Fund entered into an Advisory Agreement with BCM. The Fund has agreed to pay to BCM a net monthly fee equal to one-twelfth of 0.75% per month of the daily average net assets of the Fund based upon a Base Fee of 1.00% and a contractually agreed upon twelve-month Waiver of 0.25% through May 28, 2015.  For the year ended December 31, 2014, the Fund accrued $161,865 in Adviser Fees  of which $40,423 were waived.  At December 31, 2014, the Fund owed $7,969 to BCM for Advisory Fees.

Beginning in May 2011, the Board of Directors agreed to pay its Operations Manager an administrative fee, payable monthly, for providing management functions and day-to-day Fund operations at an annual rate of 0.20% based upon the average daily assets of the Fund or a monthly minimum of $3,000 and a maximum of $10,000. The fee is accrued daily and paid monthly. An administrative fee of $37,799 was accrued for the year ended December 31, 2014. At December 31, 2014, the Fund owed $3,000 in administrative fees. In February of 2015, this agreement was renewed for an additional year.

THE VALLEY FORGE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

NOTE 4.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2014, were $14,102,947 and $14,803,624, respectively.  At December 31, 2014, net unrealized depreciation for Federal income tax purposes aggregated $1,355,708, consisting of unrealized appreciation of $1,054,708 and unrealized depreciation of $2,410,416. The cost of investments at December 31, 2014, for Federal income tax purposes was $12,623,228.

NOTE 5.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2014, there were 10,000,000 shares of $.001 par value capital stock authorized.  The total capital paid in on shares of capital stock equaled $12,755,949.

NOTE 6.  FEDERAL INCOME TAXES

Income and long-term capital gains distributions are determined in accordance with Federal Income Tax regulations which may differ from accounting principles generally accepted in the United States.  As of December 31, 2014, the taxable components of distributable earnings were as follows:

Undistributed realized gains

$      64,348

Undistributed depreciation

$(1,355,708)

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 are as follows.

	2014	2013
Ordinary income	$ -	$ -
Long-term capital gains	$ 1,799,893	$ 797,094
Short-term capital gains	$ -	$ 1,181,516

NOTE 7.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and require additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that began after December 15, 2013.  Adoption of ASU 2013-08 on January 1, 2014 did not have a material impact on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

Valley Forge Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Valley Forge Fund, Inc(the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.  The financial highlights for the years ended December 31, 2012, 2011, and 2010 were audited by other auditors whose report dated February 27, 2013, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Valley Forge Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cowan, Gunteski& Co., P.A.

Tinton Falls, NJ

March 6, 2015

Reply to: 730 Hope Road    Tinton Falls    NJ 07724    Phone: 732.676.4100    Fax: 732.676.4101

40 Bey Lea Road, Suite A101    Toms River    NJ 08753    Phone: 732.349.6880    Fax: 732.349.1949

Member of CPAmerica International

Auditors of SEC Registrants under the PCAOB

www.CowanGunteski.com

THE VALLEY FORGE FUND, INC.

EXPENSE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Valley Forge Fund, Inc., you incur ongoing costs that consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses that are not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing  in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$748.46	$7.36
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.79	$8.49

* Expenses are equal to the Fund's annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE VALLEY FORGE FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at 1-800-869-1679 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters ended on March 31 and September 30, respectively. The Fund’s Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-869-1679.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-869-1679.

Advisory Agreement Renewal

After reviewing the written materials provided by Boyle Capital Management, LLC (the “Adviser”), the Independent Directors considered the renewal for one year of the Advisory Agreement at the February 7, 2014 meeting.

In making their decision relating to the approval for renewal of the Advisory Agreement, the Independent Directors gave attention to all information furnished.  The following discussion, however, identifies the primary factors taken into account by the Directors and the conclusions reached in approving the renewal of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Directors considered the services historically provided by Adviser to its clients.  In reviewing the nature, extent, and quality of services, the Board considered that the terms of the Advisory Agreement are still beneficial to the Fund (as discussed above under “The Advisory Agreement”).  The Directors acknowledged that the Adviser does not currently advise any other investment companies, but noted that as of December 31, 2013, the Adviser had approximately $200 million in assets under management.  As a related factor, the Directors considered that the average brokerage commission rates then-currently negotiated by the Adviser were still substantially less than the commission rates negotiated by the Prior Adviser.

THE VALLEY FORGE FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

The Directors considered the many reports furnished to them at the February 7, 2014 Board meeting covering matters such as the relative performance of the Adviser’s client accounts; reported the compliance of portfolio managers with the Adviser’s investment policies, strategies, and restrictions; and the compliance of Adviser personnel with its code of ethics.  The Directors placed particular emphasis on the Adviser’s management approach and style.  The Directors were satisfied with the current staffing of Adviser and the emphasis placed on research and risk management in the investment process.  The Board concluded that, because both the services provided under and the terms of the Advisory Agreement would be similar to or more beneficial than those under the Prior Advisory Agreement, it was satisfied with the nature, extent, and quality of the overall services expected to be provided by Adviser.

Investment Performance.  The Board considered the overall investment performance of Adviser alone and in comparison to that of the Fund.  The Directors placed significant emphasis on the investment performance of the Adviser’s composite that most closely aligned to that of the Fund in view of its importance to Shareholders.  The Directors reviewed reports prepared by the Adviser for the Fund which showed the Fund’s investment performance as of July 31, 2013.  The Board’s objective was that the relevant composite performance for the periods considered be at or above that of the Standard & Poor’s 500® Composite Stock Price Index and that of the Fund.  The Board noted that, for the one-year, five-year and since inception- (7/1/04) periods ended July 31, 2013, the investment performance of the relevant composite index compared favorably with that of the index and the Fund.  Moreover, the Board concluded that maintaining the Adviser was likely to have a positive effect on Adviser’s management of the Fund and its investment performance in comparison to the management and investment performance of the Prior Adviser.

Comparative Expenses. The Directors also evaluated expense comparison data for the Fund.  The Board compared proposed pricing levels and fee structures of those investment advisory firms that were candidates to replace the Prior Adviser.  The Board did not obtain a comparative analysis of other mutual funds in part because each of the advisers did not manage mutual fund assets.  The Directors’ objective was for the advisory fee to be at or below the rate paid to the Prior Adviser.  As noted above, the fee to be paid to the Adviser (1.00% of the average daily net assets of the Fund) was the same under the New Advisory Agreement and Prior Advisory Agreement.  However, the Board also noted that the Adviser agreed to implement a contractual fee waiver with breakpoints, pursuant to which the advisory fee rate payable to the Adviser would be less than the rate payable to the Prior Adviser at least through April 1, 2015.  The Board concluded that, because the advisory fee rate to be paid by the Fund was the same as under the Prior Advisory Agreement, and actually lower under the contractual fee waiver, the Fund’s advisory fee rate and therefore the Fund’s expense ratios were satisfactory.

THE VALLEY FORGE FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

Management Profitability.  The Board considered the level of profits to be realized by Adviser in connection with the operation of the Fund.  The Board also considered the extent to which Adviser might derive ancillary benefits from the Fund’s operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as adviser to the Fund and the benefits from allocation of the Fund’s brokerage to improve trading efficiencies.  The Board concluded that the advisory fees were reasonable in light of the services rendered and the potential level of profitability of Adviser.

Economies of Scale.  The Directors considered whether economies of scale would be realized by Adviser and the extent to which any economies of scale would be reflected in the level of management fees charged (including advisory fees).  Adviser believed, and the Board agreed, that the Fund was priced with relatively low management fees.  In addition, the Board noted that the Adviser has agreed to a contractual fee waiver with breakpoints that would reduce the advisory fee rate to a level below the rate paid to the Prior Adviser.

Fall-Out Benefits.  The Board also considered that Adviser may derive reputational, strategic and other benefits from its association with the Fund, and evaluated the extent to which Adviser might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Fund and the benefits from allocation of Fund brokerage to improve trading efficiencies.  However, the Board concluded that (i) such benefits did not impose a cost or burden on the Fund or its Shareholders, and (ii) such benefits would probably have an indirectly beneficial effect on the Fund and its Shareholders because of the added importance that Adviser might attach to the Fund as a result of the fall-out benefits that the Fund conveyed.

Conclusion.  After further discussion, the entire Board, including the Independent Directors, then approved the renewal of the Advisory Agreement.  The Board concluded that the advisory fee rate is reasonable in relation to the services provided and that execution of the Advisory Agreement is in the best interests of the Shareholders of the Fund.  The Directors concluded that the management fee and total expense ratio were at acceptable levels in light of the quality of services provided to the Fund, and that the advisory fee schedule would not be increased and would stay the same for the Fund.

THE VALLEY FORGE FUND, INC.

DIRECTORS AND OFFICERS

DECEMBER 31, 2014 (UNAUDITED)

The Fund’s business and affairs are managed under the direction of Directors that are elected annually to serve for one year.  Information published by the Fund contains additional information about these Directors, and is available without charge, by calling 1-800-869-1679.  Each Director may be contacted by writing to the President, C/O Valley Forge Fund, 3741 Worthington Road, Collegeville, PA 19426-3431.

Name, Address and Age	Position in the Fund	Term of Office and Length of Time Served	Principal Occupation Past Five Years	No. of Funds Overseen by Director
Interested Officers and Directors: *
Donald A. Peterson, 3741 Worthington Road Collegeville, PA 19426 Age: 74	President and Operations Manager	Elected as President on April 26, 2011	Operations Manager, Valley Forge Fund and Program Manager, DRS Technologies, Horsham, PA 19044	One
Lauren P. Tornetta, 10 Winding Ridge Road Collegeville, PA 19426 Age: 36	Secretary -Treasurer, and Director	Elected as Secretary-Treasurer on August 16, 2011, and Director on November 30, 2011	Director of Regulatory Affairs, Pfizer Corporation, Collegeville, PA 19426	One

Independent Directors
Robert M. McGinnis 2 Ebelhare Road Pottstown, PA 19465 Age: 62	Director and Chairman of the Board	Served since August 13, 2013	Business Development Manager, DRS Technologies, Horsham, PA 19044	One
Robert W. Mohollen 2442 Welsh Drive Sanatoga, PA 19464 Age: 52	Director	Served since February 7, 2012	Certified Public Accountant and Business Financial Adviser	One
Stanley N. Rosenblatt 1403 Lilac Court Lansdale, PA 19446 Age: 72	Director and Chief Compliance Officer	Served since April 17, 2014	Contracts Manager, DRS Technologies, Horsham, PA 19044	One

* "Interested Persons," is as defined in the Investment Company Act of 1940.  Mr. Peterson and Ms. Tornetta (the daughter of Mr. Peterson, the President and Operations Manager) are Interested Persons because all officers of the Fund are considered to be so.

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 1-800-869-1679

This report is provided for the general information of the Shareholders of the Valley Forge Fund. This report is not intended for distribution to prospective investors in this Fund, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics

CODE OF ETHICS

Pursuant to the requirements of Sections 406 and 407 of the Sarbanes Oxley Act of 2002, the Valley Forge Fund, Inc. (the “Fund”), hereby adopts the following Code of Ethics that applies to Donald Peterson who is the Fund’s principal executive, financial and accounting officer or persons performing similar functions regardless of whether these individuals are employed by the Fund or a third party in order to prepare these written standards that are reasonably designed to deter wrongdoing and to:

a.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

b.	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities & Exchange Commission and in all public communications;

c.	Compliance with all applicable governmental laws, rules and regulations;

d.	Prompt internal reporting of violations of the code, should any ever occur, to all principal officers of the Fund and all appropriate persons identified in the code; and

e.	The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.

Item 3. Audit Committee Financial Expert

Mr. Peterson is responsible for the preparation of the Fund's Financial Documents, however, the Audit Commitee that oversees all financial affairs is composed of the Independent Directors, headed by Mr. Bob McGinnis, a former corporate manager. The current Fund auditor is Cowan, Gunteski & Co., P.A.

Item 4. Principal Accountant Fees and Services.

Audit Fees

The aggregate fees billed by Cowan, Gunteski & Co., P.A. for professional services rendered for the audit of our annual financial statements and services included in connection with statutory and regulatory filings were $9,500 and $9,500 for the years ended December 31, 2014 and 2013, respectively.

Audit-Related Fees

Cowan, Gunteski & Co., P.A.’s fees billed for assurance and related services related to the review of the Fund’s semi annual financial statements were $0 for the years ended December 31, 2014 and 2013, respectively.

Tax Fees

Cowan, Gunteski & Co., P.A.’s fees billed for professional services for tax compliance, tax advice, and tax planning were $0 for the years ended December 31, 2014 and 2013, respectively.

All Other Fees

Cowan, Gunteski & Co., P.A.’s fees billed for other products and services were $0 for the years ended December 31, 2014 and 2013, respectively.

The Fund does not engage its independent, registered public accounting firm to perform personal tax services for Mr. Peterson, or any other executive officer of the Fund. In addition, the independent registered public accounting firm is not engaged by Boyle Capital Management, the manager of the Fund, to perform any professional services (audit or tax) on its behalf.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Investments

Schedule I - investments in securities of unaffiliated issuers as of December 31, 2014 as set forth in Section 210-1212 of Regulation S-X [17 CFR 210.12-12] is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)

Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

a)	Code of Ethics.
Filed under Item 2 - Code of Ethics

b)	Certifications
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Valley Forge Fund, Inc.

By /s/ Donald A. Peterson

*

Donald A. Peterson, President

Date March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Donald A. Peterson

*

Donald A. Peterson, President

Date March 9, 2015

By /s/ Lauren P. Tornetta

*

Lauren P. Tornetta, Secretary-Treasurer

Date March 9, 2015

* Print the name and title of each signing officer under his or her signature.